SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
        Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                     STATE STREET CORPORATION
 .................................................................
         (Name of Registrant as Specified In Its Charter)

 .................................................................
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction
applies:
    ............................................................
    2) Aggregate number of securities to which transaction
applies:
    ............................................................
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computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):
    ............................................................
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    ............................................................
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    ...............................
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    ...............................
    3) Filing Party:
    ...............................
    4) Date Filed:
    ................................

                      [STATE STREET LOGO]


                                               Marshall N. Carter
                             Chairman and Chief Executive Officer



                                                   March 15, 2000





DEAR STOCKHOLDER:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of State Street Corporation. The meeting will be held in the Enterprise Room at 225 Franklin Street, Boston,
Massachusetts on Wednesday, April 19, 2000, at 10:00 a.m.

     Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying
Notice of Annual Meeting and Proxy Statement.

     Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement. Then complete, sign, date and mail promptly the accompanying proxy in the enclosed return envelope. To be sure that your vote will be received in time, please return the proxy at your earliest convenience.

     We look forward to seeing you at the Annual Meeting so that we can update you on our progress. Your continuing interest is very much appreciated.

                                   Sincerely,

                                   /s/Marshall N. Carter



                    State Street Corporation
                       225 Franklin Street
                      Boston, MA 02110-2804

                      [STATE STREET LOGO]


            NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
     STATE STREET CORPORATION:

     The 2000 Annual Meeting of Stockholders of State Street
Corporation will be held on Wednesday, April 19, 2000, at 10:00 a.m., Eastern Time, at 225 Franklin Street, Fifth Floor, Boston,
Massachusetts, for the following purposes:

     1.  To elect six directors, each for a three-year term;

     2.  To vote on an amendment to the 1997 Equity Incentive
         Plan to increase the number of shares available for issuance under the plan;

     3. To vote on a stockholder proposal relative to the application of the Model Business Corporation Act to the Corporation; and

     4. To act upon such other business as may properly come before the meeting and any adjournments thereof. The Corporation has been informed that stockholders intend to submit to the meeting five additional proposals outlined under Other Matters in the Proxy Statement, including a proposal to amend the By-laws to provide that the chairman of the board may not serve as CEO and a proposal to amend the By-laws to state that agents and attorneys of stockholders may inspect and copy certain corporate records.

     Stockholders of record at the close of business on February
28, 2000 are entitled to notice of and to vote at the meeting and any adjournments thereof.

     PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED FOR YOUR USE. FURNISHING THIS PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE THIS PROXY OR TO VOTE IN PERSON SHOULD YOU ATTEND THE MEETING. IF YOU PLAN TO ATTEND YOU SHOULD BRING A FORM OF PERSONAL IDENTIFICATION WITH YOU. IF YOUR STOCK IS HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE, YOU SHOULD BRING AN ACCOUNT STATEMENT INDICATING THAT YOU OWN THE SHARES AS OF THE RECORD DATE OR A LETTER FROM THE RECORD HOLDER INDICATING THAT YOU OWN THE SHARES AS OF THE RECORD DATE, AND IF YOU WISH TO VOTE AT THE MEETING YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

     If your stock is held in the name of a bank, broker or other nominee, you may have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the form you receive from your bank or broker.

                              By Order of the Board of Directors,

                                   Maureen Scannell Bateman
                                          Secretary

March 15, 2000


                    State Street Corporation
                       225 Franklin Street
                      Boston, MA 02110-2804

                       STATE STREET CORPORATION
           225 Franklin Street, Boston, Massachusetts 02110

                            PROXY STATEMENT

     This proxy statement and the accompanying proxy, which are scheduled to be sent to stockholders beginning on March 15, 2000, are furnished in connection with the solicitation by the Board of Directors of State Street Corporation (the "Corporation") of proxies for the 2000 Annual Meeting of Stockholders of the Corporation to be held on April 19, 2000 and at any adjournments thereof. The Board of Directors has fixed the close of business on February 28, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the meeting.
On the record date 159,952,162 shares of Common Stock of the Corporation were outstanding and entitled to be voted at the meeting.

                          VOTING INFORMATION

     All shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at such meeting in accordance with any specifications thereon or, if no specifications are made, proxies will be voted in accordance with the recommendations of the Board of Directors.

     The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      o  FOR election of the six directors (page 2)

      o  FOR approval of the amendment to the 1997 Equity
         Incentive Plan (page 20)

      o AGAINST approval of the stockholder proposal relative to the application of the Model Business Corporation Act to the Corporation (page 26)

     Each share of Common Stock is entitled to one vote on each matter. Any proxy may be revoked at any time before it is voted by notifying the Secretary in writing, by executing and returning to the Corporation a later dated proxy or by the record holder notifying the Secretary at the meeting and voting in person. Stock held by State Street Bank and Trust Company, as trustee of the Corporation's Salary Savings Program on account of participants in such program, will be voted by the trustee in accordance with written instructions from the participants, and where no instructions are received, in accordance with the Salary Savings Program plan and trust documents.

     The Corporation will bear the cost of soliciting proxies. The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally, by telephone and other means of communication by regular employees of the Corporation and its principal subsidiary, State Street Bank and Trust Company (the "Bank"), without any additional remuneration and at minimal cost. The Corporation intends to request banks, brokerage houses, custodians, other nominees and fiduciaries to forward soliciting material to their principals and to obtain authorization for the execution of proxies. In addition, the Corporation has retained Morrow & Co., Inc. to aid in the solicitation of proxies. The Corporation has agreed to pay Morrow & Co., Inc. a fee of $10,000, plus expenses.

                          VOTE REQUIRED

     Consistent with state law and under the Corporation's By-laws, a majority of the shares entitled to vote at the Annual Meeting, present in person or represented by proxy, constitutes a quorum. A quorum being present, the six nominees for election as directors who receive a plurality of the votes properly cast for the election of directors at the Annual Meeting, shall be elected directors, and the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is necessary to approve the action proposed in Item 2 and Item 3 of the accompanying Notice of 2000 Annual Meeting of Stockholders, although in order to list the shares issuable under Item 2 on the New York Stock Exchange, the total votes cast on Item 2 must represent over 50% in interest of all shares entitled to vote on the Item. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Corporation to act as tellers for the meeting.

     The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director only as shares that are present and entitled to vote for purposes of determining the presence of a quorum. None of the withheld votes will be counted as votes "for" a director. As a result, none of the withheld votes will have any effect on the outcome of the voting on the election of directors.

     Under applicable stock exchange and NASD rules, if a broker holds shares in its name for a beneficial holder, it is permissible to vote the shares in the election of directors and on a proposal regarding the issuance of stock or options that do not exceed 5% of the number of outstanding shares (Items 1 and 2), even if it does not receive voting instructions from the beneficial holder. Under these rules, however, a broker generally may not vote shares (a "broker non-vote") on Item 3, absent instructions from the beneficial holder. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are entitled to vote for the purpose of determining a quorum. The tellers will count shares represented by proxies that reflect abstentions on a matter as shares that are entitled to vote on the matter, but are not cast on the matter. As a result, an abstention on Items 2 and 3 will be counted as entitled to vote but not cast and therefore will have the effect as a "no" vote; for their purposes, however, the New York Stock Exchange counts an abstention as a vote cast and therefore abstentions will be included in determining whether sufficient votes for Item 2 have been cast to permit listing of the shares on the Exchange, but will have the effect as a "no" vote. However, the tellers will count shares represented by proxies that reflect "broker non-votes" as shares that are not entitled to vote on Item 3 and are not cast on that matter. As a result, without voting instructions from the beneficial holder, a broker non-vote could occur on Item 3 and this will have no effect on whether the required vote under the By-laws has been received.

                      ELECTION OF DIRECTORS

     In accordance with Massachusetts law, the By-laws of the Corporation provide for the classification of the Board into three classes of directors as nearly equal in number as possible, each class serving a three-year term, with one class of directors to be elected at each annual meeting of stockholders for the term specified and to continue in office until their successors are elected and qualified. The exact number of directors is to be determined by vote of the Board of Directors. Pursuant to the By-laws, at a meeting on December 16, 1999, the Board of Directors fixed the number of directors at 17, effective with the 2000 Annual Meeting.

     There are currently 18 directors of the Corporation, seven of whom are Class I directors. Six directors are to be elected at the meeting as Class I directors. Each of the nominees for election as a Class I director is currently a director of the Corporation, Richard P. Sergel having been elected a Class I director by action of the Board in 1999. David B. Perini, a Class I director, will be retiring from the Board at the expiration of his current term.

     It is intended that, unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of the six nominees listed below as directors, to serve for a three-year term expiring at the Annual Meeting to be held in 2003. Although the Board of Directors does not contemplate that any nominee will be unavailable for election, in the event that vacancies occur unexpectedly, such shares may be voted for substitute nominees, if any, as may be designated by the Board of Directors. Information relating to each nominee for election as director and for each continuing director, including his or her period of service as a director of the Corporation, principal occupation and other biographical material is shown below.

                                2

DIRECTORS TO BE ELECTED AT THE 2000 ANNUAL MEETING

Class I

I. MACALLISTER BOOTH                          Director since 1990

     Retired Chairman, President and Chief Executive Officer of Polaroid Corporation, a manufacturer of instant image recording products. Mr. Booth, age 68, joined Polaroid in 1958 as a supervisor in the Film Division. He is a director of John Hancock Mutual Life Insurance Company, ThermoLase Corporation and Western Digital Corporation, past chairman of Inroads National Board of Directors and a member of the board of trustees of Eye Research Institute. He received B.S. and M.B.A. degrees from Cornell University.

JAMES I. CASH, JR.                            Director since 1991

     James E. Robison Professor of Business Administration at Harvard University. Dr. Cash, age 52, has been a faculty member of the Harvard Business School since 1976. He is a director of Cambridge Technology Partners, Inc., The Chubb Corporation, Knight-Ridder, Inc., General Electric Company and WinStar Communications. He received a B.S. degree in mathematics from Texas Christian University and M.S. and Ph.D. degrees in computer science and management information systems from Purdue University.

TRUMAN S. CASNER                              Director since 1990

     Partner in the law firm of Ropes & Gray. Mr. Casner, age 66, received an A.B. degree from Princeton University in 1955 and an LL.B. from Harvard Law School in 1958. He served as law clerk to Chief Justice Wilkins of the Massachusetts Supreme Judicial Court and joined Ropes & Gray in 1959, becoming a partner in 1968. He is a trustee of the Museum of Science, Boston, chairman of the corporation and past president of Belmont Hill School, a member of the corporation of Woods Hole Oceanographic Institution and a director of the Massachusetts Business Roundtable. He is a member of the American Law Institute.

ARTHUR L. GOLDSTEIN                           Director since 1995

     Chairman and Chief Executive Officer of Ionics, Incorporated, an international company involved in the purification and treatment of water. Mr. Goldstein, age 64, is a director of Cabot Corporation. He is a member of the National Academy of Engineering and its Industry Advisory Board. He is a trustee of the California Institute of Technology, the Massachusetts General Physicians' Organization, Inc., the Dana-Farber/Partners Cancer Care and Co-Chair of the Committee on Industrial Relations and Ventures of Partners HealthCare, and a director of Jobs for Massachusetts, Inc. and the Massachusetts High Technology Council. Mr. Goldstein received a B.S. degree in chemical engineering from Rensselaer Polytechnic Institute, an M.S. in chemical engineering from the University of Delaware and an M.B.A. from Harvard Business School.

DENNIS J. PICARD                              Director since 1991

     Retired Chairman of Raytheon Company, a diversified, technology-based international company. Mr. Picard, age 67, continues as a member of the board of directors of Raytheon. He joined Raytheon in 1955 and retired in 1999. He is a member of the National Academy of Engineering and its Industry Advisory Board, and a fellow of the American Institute of Aeronautics and Astronautics and the Institute of Electrical and Electronic Engineers. Mr. Picard is a trustee of Northeastern University and Bentley College, a corporator of Emerson Hospital, a director of the Discovery Museums and the John F. Kennedy Library Foundation, a member of the National

                                3

Business Roundtable, The Business Council, the Defense Policy Advisory Committee on Trade(DPACT), the President's Export Council, the President's National Security Telecommunications Advisory Council and the Armed Forces Communications and Electronics Association. He is a graduate of Northeastern University and holds honorary doctorates from Northeastern University, Merrimack College and Bentley College.

RICHARD P. SERGEL                             Director since 1999

     President, Chief Executive Officer and Director of New England Electric System (NEES), an electric power provider, since 1998. Mr. Sergel, age 50, joined NEES in 1978. He is a director of the Edison Electric Institute, Jobs for Massachusetts, the Greater Boston Chamber of Commerce and is a trustee of the Worcester Art Museum. Mr. Sergel received a B.S. degree from Florida State University, an M.S. from North Carolina University and an MBA from the University of Miami. He served in the United States Air Force.


DIRECTORS SERVING UNTIL THE 2001 ANNUAL MEETING

Class II

DAVID P. GRUBER                               Director since 1997

     Retired Chairman, Chief Executive Officer and Director of Wyman-Gordon Company, a manufacturer of forging, investment casting and composite airframe structures for the commercial aviation, commercial power and defense industries. Mr. Gruber, age 58, joined Wyman-Gordon in 1991 and retired in 1999. He began his career with General Tire and Rubber Company. From 1978 to 1991 he was with Norton Company. He is a member of the board of trustees of Manufacturers' Alliance for Productivity and Innovation, chairman of the Worcester Polytechnic Institute Mechanical Engineering Advisory Committee and a member of the board of directors of Worcester Municipal Research Bureau. Mr. Gruber received the American Society of Materials Life Achievement Award. He has a B.S. degree from Ohio State University.

CHARLES R. LAMANTIA                           Director since 1993


     Retired Chairman and Chief Executive Officer of Arthur D. Little, Inc., which provides management, technology and environmental consulting services worldwide. Dr. LaMantia, age 60, was chief executive officer from 1988 to 1999 and president and chief operating officer of Arthur D. Little from 1986 to 1988. Prior to rejoining Arthur D. Little in 1986, he was president and chief executive officer of Koch Process Systems, Inc., a subsidiary of Koch Industries. From 1977 to 1981, Dr. LaMantia was vice president in charge of Arthur D. Little's services to the chemical, metals and energy industries. He is a member of the advisory board of StoneGate Partners and IntellectExchange.com and the board or advisory board of several non-profit research and educational institutions. Dr. LaMantia received B.A., B.S., M.S. and Sc.D. degrees from Columbia University and attended the Advanced Management Program at Harvard Business School.

ALFRED POE                                    Director since 1994

     Private Investor pursuing startups in the functional food business. Mr. Poe, age 51, was formerly chief executive officer of MenuDirect Corporation, a direct home delivery prepared food service from 1997 to 1999. From 1991 to 1996 he was a corporate vice president of Campbell Soup Company and president of the Meal Enhancement Group. From 1982 to 1991, he was with Mars, Inc. He is a member of the board of directors of Polaroid Corporation, B&G Foods, Inc., the LEAD (Leadership, Education and Development) Program for

                                4

minority students and the Executive Leadership Council. Mr. Poe holds a B.S. degree from Polytechnic Institute of Brooklyn and an M.B.A. from the Harvard Graduate School of Business.

DAVID A. SPINA                                Director since 1989

     President and Chief Operating Officer of the Corporation. Mr. Spina, age 57, joined State Street in 1969 and has held a variety of positions within the Corporation, including chief financial officer and treasurer. Mr. Spina has responsibility for the Corporation's asset servicing business which provides custody, recordkeeping and information services for institutional investors worldwide. He also oversees capital and credit markets, information technology, research, trading and treasury, investment banking and securities lending. He is chairman of the Massachusetts Taxpayers Foundation, Inc., a director of the United Way of Massachusetts Bay and the Metropolitan Boston Housing Partnership, Inc. and a corporator of the Dana Hall School. Mr. Spina is chairman emeritus of the Massachusetts Housing Investment Corporation. Mr. Spina holds a B.S. degree from the College of the Holy Cross and an M.B.A. from Harvard University. He was an officer in the United States Navy from 1964 to 1969, serving a tour of duty in Vietnam.

DIANA CHAPMAN WALSH                           Director since 1997

     President of Wellesley College. Prior to becoming President of Wellesley College, Dr. Walsh, age 55, was Professor and Chairman of the Department of Health and Social Behavior at the Harvard School of Public Health. She serves on the board of directors of the Consortium on Financing Higher Education and as chair of the American Council on Education Commission on International Education. She is a trustee of Amherst College. Dr. Walsh received a B.A. degree from Wellesley College, M.S. and Ph.D. degrees from Boston University and Doctor of Humane Letters, honorus causa, from Boston University and Deree College, American College of Greece.

ROBERT E. WEISSMAN                            Director since 1989

     Chairman and Director of IMS Health Incorporated, which provides information to the pharmaceutical and healthcare industries, since June 1998. IMS Health is a spin-off from Cognizant Corporation, one of three companies resulting from the restructuring of The Dun & Bradstreet Corporation. Mr. Weissman, age 59, joined Dun & Bradstreet in 1979. He became chief executive officer in 1994 and chairman in 1995. He became chairman, chief executive officer and director of Cognizant Corporation in 1996. Mr. Weissman is a director of GartnerGroup, Inc. and Nielsen Media Research Inc. He is a member of the Institute of Management Accountants, the Society of Manufacturing Engineers, the Institute of Electrical and Electronic Engineers, The Business Roundtable, the Committee for Economic Development and The U.S.-Japan Business Council and is vice chairman of the Corporation of Babson College. Mr. Weissman received a degree in Business Administration from Babson College in 1964.


DIRECTORS SERVING UNTIL THE 2002 ANNUAL MEETING

Class III

TENLEY E. ALBRIGHT, M.D.                      Director since 1993

     Physician and surgeon. Dr. Albright's concentration in medicine and health sciences stems from her specialty of general surgery for over 23 years. Dr. Albright, age 64, is Chairman of Western Resources, Inc., a holding company of varied assets with plans for a research and development park and a senior care facility. She

                                5

is consultant to and formerly chairman of the Board of Regents of the National Library of Medicine at National Institutes of Health. She serves on the board of directors of West Pharmaceutical Services, Inc., the Whitehead Institute for Biomedical Research and the Massachusetts Society for Medical Research. She is a member of the corporation of Woods Hole Oceanographic Institution and New England Baptist Hospital and a member of the Harvard Medical School Information Technology Committee and serves on the Board of Visitors of the Harvard Medical Institute for Research and Education. Dr. Albright graduated from Harvard Medical School after attending Radcliffe College and has received honorary degrees from Hobart and William Smith Colleges, Russell Sage College, New England School of Law, Chatham College, State University of New York at Cortland, Springfield College, Lasell College and Williams College.

MARSHALL N. CARTER                            Director since 1991

     Chairman and Chief Executive Officer of the Corporation. Prior to joining State Street in 1991, Mr. Carter, age 59, was with Chase Manhattan Bank for 15 years. He served as a Marine Corps officer in Vietnam for two years where he was awarded the Navy Cross and Purple Heart and had international affairs service as a White House Fellow. Mr. Carter is a member of the board of directors of Honeywell International Inc. and the American Bankers Association. Mr. Carter holds a degree in civil engineering from the U.S. Military Academy at West Point and masters degrees from the Naval Postgraduate School and George Washington University.

NADER F. DAREHSHORI                           Director since 1990

     Chairman of the Board, President and Chief Executive Officer of Houghton Mifflin Company, publisher. Mr. Darehshori, age 63, served as College Division vice president from 1984 until he was promoted to vice president and director of the College Division in 1986. In 1987 he was elected senior vice president, College Division. He was promoted to executive vice president and then to vice chairman in 1989 and to his present position in 1990.
Mr. Darehshori has served as a director of Houghton Mifflin Company since 1989 and is chairman of its executive committee.
He is a director of CGU Insurance Group and chairman of the Massachusetts Business Roundtable. He is a trustee of Wellesley College, the WGBH Educational Foundation and the Boston Symphony Orchestra and a trustee of the Dana-Farber Cancer Institute. Mr. Darehshori also serves on the board of the Boston Public Library Foundation.

JOHN M. KUCHARSKI                             Director since 1991

     Retired Chairman of the Board and Chief Executive Officer of EG&G, Inc., which provides scientific and technological products and services worldwide. Mr. Kucharski, age 64, joined EG&G, Inc. in 1972 and retired in 1999. He is a director of Nashua Corporation and New England Electric System. He serves on the boards of trustees of Marquette University and George Washington University. He is also a member of the president's council and the advisory council to the College of Engineering of Marquette University. Mr. Kucharski holds a B.S. degree from Marquette University, a J.D. degree from George Washington University and is a member of the District of Columbia Bar Association.

BERNARD W. REZNICEK                           Director since 1991

     National Director, Utility Marketing, for Central States Indemnity Co. of Omaha, an insurance company specializing in credit card and utility payment protection for consumers, since 1997 and President, Premier Enterprises, a construction company. Mr. Reznicek, age 63, also serves on the board of directors of Central States. From 1994 to 1996, he was dean of the College of Business Administration of Creighton University. From

                                6

1987 to 1990, he was president and chief operating officer of Boston Edison Company. In 1990, he became chief executive officer, and in 1992, he was elected chairman of Boston Edison. Prior to joining Boston Edison, he was president and chief executive officer of Omaha Public Power District. Mr. Reznicek holds a B.S. degree from Creighton University and an M.B.A. from the University of Nebraska. He serves on the boards of Stone & Webster Incorporated, CSG Systems International, Inc. and TTI Technologies, Inc.


GENERAL INFORMATION

     The Board of Directors has the overall responsibility for the conduct of the business of the Corporation. Of the 18 directors currently in office, 16 are outside directors and 2 are executive officers of the Corporation. The Board of Directors held 4 meetings during 1999 and each of the directors attended 75% or more of the total of all meetings of the Board and of the committees of the Board on which each director served during the year. Each member of the Board of the Corporation, except Mr. Poe, Mr. Reznicek and Mr. Weissman, is also a member of the Board of Directors of the Bank. The Board of Directors of the Bank held 11 meetings during 1999. Each member of the Executive Committee and the Examining and Audit Committee of the Corporation is also a member of the corresponding committee of the Bank, and members customarily hold joint meetings of both committees.

     The Board of Directors has the following committees to assist it in carrying out its responsibilities:

     The EXECUTIVE COMMITTEE is authorized to exercise all the powers of the Board of Directors that may be legally delegated to it by the Board in the management and direction of the business and affairs of the Corporation, including without limitation the review and approval of policies for the extension of credit, investment of the Corporation's assets and financial management, and to monitor activities under these policies and report periodically to the Board. Its members are Truman S. Casner, Chair; I. MacAllister Booth; James I. Cash; Marshall N. Carter, and David A. Spina. During 1999, the Committee held 12 meetings.

     The EXAMINING AND AUDIT COMMITTEE oversees the operation of a comprehensive system of internal controls to ensure the integrity of the Corporation's financial reports and compliance with laws, regulations and corporate policies; monitors communication with external auditors and bank regulatory authorities; and recommends the selection of the Corporation's independent auditors. Its members are John M. Kucharski, Chair; Tenley E. Albright; I. MacAllister Booth, and Charles R. LaMantia. During 1999, the Committee held 8 meetings.

     The EXECUTIVE COMPENSATION COMMITTEE sets and administers policies which relate to the compensation system for the Corporation's executive officers and other incentive programs of the Corporation. Its members are Robert E. Weissman, Chair; I. MacAllister Booth; Nader F. Darehshori; Charles R. LaMantia, and Bernard W. Reznicek. None of these individuals is or has been an officer or employee of the Corporation or the Bank. During 1999, the Committee held 5 meetings.

     The NOMINATING COMMITTEE recommends nominees to the boards of the Corporation and the Bank. In carrying out its responsibility of finding the best qualified directors, the Committee will consider proposals from a number of sources, including recommendations for nominees submitted upon timely written notice to the Secretary of the Corporation by stockholders. Its members are I. MacAllister Booth, Chair; Marshall N. Carter; Arthur L. Goldstein; David B. Perini; Dennis
J. Picard, and Alfred Poe. During 1999, the Committee held 3 meetings.

                                7

COMPENSATION OF DIRECTORS

     Directors who are also employees of the Corporation or the Bank receive no compensation for serving as directors or as members of committees. Directors who are not employees of the Corporation or the Bank received an annual retainer of $37,500, payable at their election in shares of Common Stock of the Corporation or in cash, plus a fee of $1,500 for each meeting of the Board of Directors and each committee meeting attended, as well as travel accident insurance and reimbursement for travel expenses, and an award of 468 shares of deferred stock payable when the director leaves the Board or retires, for the period April 1999 through March 2000. In 1999, all outside directors elected to receive their annual retainer in shares of Common Stock. The directors may elect to defer either 50% or 100% of all fees and compensation payable during any calendar year pursuant to the Corporation's Deferred Compensation Plan for Directors. Three directors have elected to defer compensation.

                   BENEFICIAL OWNERSHIP OF SHARES

MANAGEMENT

     The table below sets forth the number of shares of Common Stock of the Corporation beneficially owned (as determined under the rules of the Securities and Exchange Commission) by each director, the chief executive officer and the four other most highly compensated executive officers and by those persons and other executive officers as a group as of the close of business on February 1, 2000 based on information furnished by each person. None of the directors or executive officers individually owned beneficially as much as 1% of the outstanding shares of Common Stock. The directors and executive officers in the aggregate beneficially owned 1.94% of the Corporation's Common Stock.

                                        AMOUNT AND NATURE
     NAME                               OF BENEFICIAL OWNERSHIP
     ----                               -----------------------
   Tenley E. Albright, M.D.                21,467(1)(9)
   I. MacAllister Booth                    13,878(2)(9)
   Dale L. Carleton                       227,903(3)
   Marshall N. Carter                     362,721(3)(4)
   James I. Cash, Jr.                      11,811(9)
   Truman S. Casner                        17,204(5)(9)
   Nader F. Darehshori                     10,083(9)
   Arthur L. Goldstein                      5,518(9)
   David P. Gruber                          3,326(9)
   John M. Kucharski                       11,463(9)
   Charles R. LaMantia                     10,569(6)(9)
   Ronald E. Logue                         62,794(3)
   Nicholas A. Lopardo                    401,949(3)(7)(9)
   David B. Perini                         13,870(9)
   Dennis J. Picard                        13,523(9)
   Alfred Poe                               7,074(9)
   Bernard W. Reznicek                     11,463(9)
   Richard P. Sergel                          808(9)
   David A. Spina                         901,915(3)(8)
   Diana Chapman Walsh                      2,926(9)
   Robert E. Weissman                      16,719(9)

   All of the above and other
   executive officers as a group
   (32 persons)                         3,092,330(3)(6)(9)

                                8

______________________
   (1) Includes 6,398 shares held in trust for a family member pursuant to a trust of which Dr. Albright is a co-trustee and 4,200 shares owned by a family member with respect to which she disclaims beneficial ownership.

   (2) Includes 1,600 shares held in trust for the benefit of family members with respect to which Mr. Booth disclaims beneficial ownership.

   (3) Includes shares which may be acquired within 60 days through the exercise of stock options as follows: Mr. Carleton, 165,201; Mr. Carter,146,944; Mr. Logue, 26,534;
        Mr. Lopardo, 258,001; Mr. Spina, 396,734, and the group,
        1,690,479.

   (4) Includes 165,777 shares held jointly and 50,000 shares owned by a member of Mr. Carter's family with respect to which he disclaims beneficial ownership.

   (5) Includes 4,000 shares as to which Mr. Casner has sole investment power and shared voting power.

   (6) Include shares as to which voting power and investment power are shared, as follows: Dr. LaMantia, 2,000, and the group, 5,610.

   (7) Includes 127,407 shares held jointly and 14,370 shares held in a charitable lead trust of which Mr. Lopardo is a co-trustee and members of Mr. Lopardo's family have a remainder interest with respect to which he disclaims beneficial ownership.

   (8) Includes 40,000 shares owned by a member of Mr. Spina's family with respect to which he disclaims beneficial ownership.

   (9) Includes shares held in deferred stock accounts as follows: Dr. Albright, 2,487; Mr. Booth, 3,124; Dr. Cash, 3,003; Mr. Casner; 3,073; Mr. Darehshori, 3,073; Mr.
        Goldstein, 1,976; Mr. Gruber, 1,573; Mr. Kucharski, 2,913; Dr. LaMantia, 2,487; Mr. Lopardo, 2,171; Mr.
        Perini, 3,573; Mr. Picard, 2,877; Mr. Poe, 2,252; Mr.
        Reznicek, 2,913; Mr. Sergel, 417; Dr. Walsh, 1,155; Mr. Weissman, 4,233, and the group, 52,468.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors to file initial reports of ownership and reports of changes in ownership of the Common Stock of the Corporation with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers and directors are required by regulations to furnish the Corporation with copies of all Section 16(a) forms which they file.

     Based on a review of the copies of such forms furnished to the Corporation and written representations from the Corporation's executive officers and directors, the Corporation believes that in 1999 all Section 16(a) filing requirements applicable to its executive officers and directors were met.

CERTAIN TRANSACTIONS

     During 1999 certain directors and executive officers of the Corporation and the Bank, and various corporations and other entities associated with such directors, were customers of the Bank and its affiliates and had ordinary business transactions with the Bank and its affiliates. The transactions include loans and commitments made in the ordinary course of the Bank's business and on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with unrelated persons with no more than normal risk of collection nor did they present other unfavorable features. During 1999, the Bank and other subsidiaries of the Corporation have used products or services of GartnerGroup, Inc. and a subsidiary of Ionics, Incorporated, with which two of the directors of the Corporation were associated. Additional transactions of this

                                9

nature may be expected to take place in the ordinary course of business in the future. Ropes & Gray, a law firm of which Mr. Casner, a director of the Corporation, is a partner, was retained by the Corporation to handle certain legal matters during the past year. It is anticipated that the firm will continue to provide legal services in the current year.

     No executive officer of the Corporation was allowed to borrow from the Bank other than through the use of a reserve account with limits of up to $20,000 as allowed by Massachusetts law and at the same interest rate paid by the public.


           REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

   The Executive Compensation Committee of the Board of Directors
(the "Committee") furnishes the following report on Executive
Compensation.

POLICY

     State Street combines information technology with financial expertise to provide institutional investors with an integrated range of products and services spanning the investment cycle.
The Corporation's goal is to be the leading company serving institutional investors worldwide. The Corporation's executive compensation program, by providing competitive pay and aligning executive compensation with the Corporation's business strategy, is designed to attract and retain superior executives, to focus these individuals on achieving the Corporation's objectives, and to reward executives for meeting specific short- term and long-term performance targets. The executive compensation program places emphasis on challenging performance goals, business growth, and sustainable real growth in earnings per share. By including stock-based compensation plans as a major part of the compensation strategy, State Street links closely the goals of stockholders and executives. Nineteen executives participated in the executive compensation program in 1999. The chairman and chief executive officer, the president and chief operating officer, the vice chairmen, and the executive vice presidents are considered executives for this purpose.

     The principles of State Street's executive compensation strategy are applied throughout the Corporation. Since executives of the Corporation have the greatest opportunity to influence long-term performance, a greater proportion of their compensation is linked to the achievement of long-term financial goals and to stock price. Other individuals who manage business units or have corporate functional or staff responsibilities have a significant opportunity to influence the Corporation's results, and a sizable portion of their compensation is related to the achievement of financial goals of both the respective business unit and the Corporation. In addition to executives, many officers and managers who make significant contributions to the Corporation participate in the Corporation's equity incentive programs and in a variety of annual incentive plans.

     The Executive Compensation Committee is comprised entirely of independent, non-employee directors, each of whom also qualifies as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. The Committee is responsible for setting and administering policies which relate to executive compensation, equity incentive programs and other incentive programs of the Corporation. The Committee on an annual basis reviews and evaluates the Corporation's executive compensation program.

                                10

     The Committee met five times in 1999 and reported its activities at each of these meetings to the Board of Directors. In conjunction with its annual review and evaluation of the executive compensation program, the Committee engaged its own independent compensation consultant. The consultant worked for the Committee in reviewing the executive compensation program, in reviewing a reference group of public companies against which the Corporation's executive compensation and financial performance was compared, and in considering modifications to existing plans. The Committee, with assistance from its independent consultant, validated this group of companies as a reference group against which to compare compensation practices and competitive levels of compensation. This group includes large U.S. bank holding companies, and U.S. based financial services companies.

     The Committee believes that the Corporation's most direct competitors for executives are not necessarily the same companies that would be included in a peer group established to compare stockholder returns. Therefore, the reference companies used for comparative compensation purposes contain some overlap with, but are not identical to, the companies in the S&P Financial Index used for performance comparison under "Stockholder Return Performance Presentation" in this proxy statement.

     The elements of the Corporation's executive compensation program currently consist of base salary, annual bonus, performance awards, stock options, deferred stock and restricted stock awards. These are integrated components where salary and bonus reflect one-year results, performance awards reflect two-year results, and stock options, deferred stock, and restricted stock awards reflect long-term stock price appreciation. As a result of its 1999 review, the Committee has determined that the fundamental elements of this compensation plan are appropriate for a program that is intended to support the Corporation's business strategy, provide competitive compensation and create value for stockholders. The Committee's policies with respect to each of these elements, including the bases for the compensation reported for 1999 to the Corporation's chief executive officer, Mr. Carter, and chief operating officer, Mr. Spina, are discussed below.

BASE SALARIES

     The Committee recommends to the Board of Directors the base salary of Mr. Carter and Mr. Spina, and reviews the salaries of the other executives. Base salaries for executives are determined by subjectively evaluating the responsibilities of the position, the strategic value of the position to State Street, and the experience and performance of the individual. No specific formula is used to set base salaries. The Committee has determined however, that to be competitive it is appropriate for State Street's executive salary levels to be near the median of the reference group. Annual adjustments, if any, to base salary levels are determined by reviewing market compensation data and subjectively considering the overall scope of each position and its strategic importance to State Street, the performance of the Corporation, an evaluation of the individual's performance, and the length of time since the individual's last salary adjustment. The Committee also considers the range of salary increases which are awarded to all employees of the Corporation.

     With respect to the base salary granted to Mr. Carter and Mr. Spina, for 1999, the Committee reviewed all of the factors noted above including data supplied by the compensation consultant on market levels of pay for the chief executive officer and chief operating officer at companies in the reference group and the recent performance of the Corporation, specifically earnings per share and return on equity, under the leadership of Mr. Carter and Mr. Spina. No particular weight was applied to any single factor in making the Committee's determination. As compared to salaries paid to chief executive officer and chief operating officer positions in the reference group, Mr. Carter's salary and Mr. Spina's salary were slightly above the median.

                                11

ANNUAL BONUSES

     The Corporation's executives are eligible for annual cash bonuses under the provisions of the Senior Executive Annual Incentive Plan, which was approved at the 1997 annual meeting of stockholders. Each year the Committee assigns to each executive a minimum, target, and maximum bonus award opportunity, stated as a percent of salary. The levels of bonus opportunity assigned to each executive are determined by reviewing competitive compensation data supplied by the compensation consultant, the level of responsibility of each executive, and the strategic importance of the executive's position to the Corporation. At its December 1998 meeting, the Committee assigned a range of bonus opportunity for Mr. Carter for 1999 at a minimum award of 0% of salary, a target award of 120% of salary, and a maximum award of 240% of salary. The minimum bonus opportunity for Mr. Spina was established at 0% of salary, the target award was 110% of salary, and the maximum award was 220% of salary. The actual level of bonus earned is based upon achievement by the Corporation of specific predetermined performance targets established by the Committee. Annually the Committee reviews the Corporation's earnings per share growth, return on equity performance, revenue growth, and total stockholder return for the one- and five-year period as compared to the S&P Financial Index. In establishing performance targets for the annual incentive plan, the Committee considers this data along with the Corporation's long-term financial goals, the specific financial goals for the following year, and the business environment in which the Corporation is operating. The Committee then establishes the measures that will be used (based on the measures available under the Senior Executive Annual Incentive Plan), the weighting of the measures, and the specific performance targets at which various levels of bonus will be earned.

     The 1999 performance targets established by the Committee were based on earnings per share and return on equity. The Committee established a performance/payout schedule which identified various objective earnings per share and return on equity levels at which specific awards would be earned.

     At its meeting in February 2000, the Committee certified that specific performance goals had been achieved and approved a total bonus payment for 1999 of $1,197,000 for Mr. Carter and $741,967 for Mr. Spina. Bonuses for other participants in the plan receiving bonuses totaled $4,084,050 for the year.

PERFORMANCE AWARDS/EQUITY AWARDS

     Longer-term compensation is provided to executives in the form of both performance awards and equity awards.

     Performance Awards - Performance awards represent a contingent right to a cash payment, based upon the price of the Corporation's stock, in the event the Corporation meets specified performance goals over a specified time period following the grant. Performance awards have been granted to the Corporation's executives once every two years or at the time an officer joined the executive group. Performance award payments, if any, are made every two years.

     The Committee granted performance awards under the 1997 Equity Incentive Plan to the executive group in December 1998. These grants included 127,000 units to Mr. Carter and an award of 67,800 units to Mr. Spina. An additional grant was made to an executive who joined the group in March 1999. The size of these grants was determined based upon subjective factors, including primarily the perceived importance of the executive's contribution to the success of the Corporation, similar to the subjective factors considered in setting base salary, and upon a target level of long-term incentive opportunity based upon data supplied by the Committee's compensation consultant with respect to the reference group. These grants have a two-year performance period covering

                                12

the years 1999 and 2000. The Committee also established performance targets for the 1999-2000 performance period for these grants tied to a combination of financial measures based upon return on equity, earnings per share and total stockholder return. As soon as practicable after the two-year performance period, December 31, 2000, a cash payment will be calculated based upon the number of performance awards earned, if any, times the market value of the Corporation's common stock at the end of the performance period. In this way, the final cash value of the performance awards relates directly to both corporate financial performance in determining how many awards are earned and stock price appreciation in determining the cash value of the units earned.

     Stock Options - Stock options are granted to executives annually, although the Committee has the authority to grant options at any time and has in the past made additional grants in conjunction with new responsibilities assumed by members of the executive group. The Committee selects the executives to receive options and sets the size of option awards based upon subjective factors, including: the perceived importance of the executive's contribution to the success of the Corporation, similar to the subjective factors considered in setting base salary; a target level of long-term incentive opportunity based upon data supplied by the compensation consultant with respect to the reference group, and the amount of and annual value of the two-year performance awards which were granted to the respective executive in that year or in the prior year. The exercise price of options is equal to the market price of the shares at the time of the grant. The options have a ten-year life and become exercisable in equal installments over a three-year period. Because stock options are granted at market price, the value of the stock options is dependent upon an increase in the Corporation's stock price. The Committee views stock option grants as a part of the executive's annual total compensation package, and the amount of stock options outstanding at the time of a new grant or granted in prior years does not serve to increase or decrease the size of the new grant.

     At its meeting in December 1999, the Committee granted Mr. Carter options to purchase 125,000 shares and Mr. Spina options to purchase 100,000 shares, based upon a review of all of the factors noted above; no particular weight was applied to any single factor in making the Committee's determination.

     Deferred and Restricted Stock - Deferred and restricted stock awards are used to recruit, motivate, and retain high potential individuals. Typically, deferred and restricted stock awards are made to individuals who are not members of the executive group. However, the Committee may grant deferred and restricted stock to members of the executive group as part of a recruitment package or based upon subjective factors, to reward what is considered to be exceptional performance. Two members of the executive group received restricted stock awards and one received deferred stock under the 1997 Equity Incentive Plan in 1999. The awards were made without payment from the recipients.

TAX LAW

     Section 162(m) of the Internal Revenue Code generally precludes the Corporation from taking federal income tax deductions for compensation in excess of $1,000,000 per year for the Chief Executive Officer and any of its four other highest-paid executive officers, if those individuals are employed on the last day of the tax year. Generally, however, performance-based compensation that satisfies the requirements of
Section 162(m) is not subject to the deduction limit. The Committee reviewed all elements of the executive compensation program against the standards for qualifying for the tax deduction. Stock option and performance unit awards under the 1997 Equity Incentive Plan and awards under the Senior Executive Annual Incentive Plan have been designed to qualify as performance-based compensation, with the intended result that the deduction of compensation under these plans, including compensation from the exercise of options or from performance awards, would not be affected by the Section 162(m) deduction limits. A portion of a bonus earned in 1999 under the State Street

                                13

Global Advisors Incentive Plan did not qualify for the federal income tax deduction pursuant to Section 162(m).

     The restricted stock awards are not intended to qualify for exemption from the Section 162(m) limits.

     In administering the executive compensation program, the Committee will continue to consider whether the deductibility of compensation will be limited under Section 162(m) and, in appropriate cases, will strive to structure such compensation so that any such limitation will not apply.

CONCLUSION

     Through the program described above, the Corporation's executive compensation is linked directly to the Corporation's performance, growth in stockholder value, and each executive's contribution to those results. As the Corporation's business changes, particularly in light of its global expansion, and with the increasingly competitive and complex business and regulatory environment, the continuing assessment of the compensation structure and goals is required to assure that compensation incentives remain competitive, consistent with stockholder interest, and closely tied to continuing growth in stockholder value.

                                      Submitted by,

                                      I. MacAllister Booth
                                      Nader F. Darehshori
                                      Charles R. LaMantia
                                      Bernard W. Reznicek
                                      Robert E. Weissman, Chair

                    EXECUTIVE COMPENSATION

    Shown below is information concerning the annual and long term compensation paid by the Corporation and its subsidiaries, including the Bank, to the chief executive officer and the four other most highly compensated executive officers of the Corporation (the "Named Executive Officers") for the periods shown.

                                     SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION            LONG TERM COMPENSATION
                    ---------------------------------  ------------------------------
                                                              AWARDS         PAYOUTS
                                                       --------------------- --------
                                                                             LONG
NAME                                        OTHER      RESTRICTED SECURITIES TERM      ALL OTHER
AND                                         ANNUAL     STOCK      UNDERLYING INCENTIVE COMPEN-
PRINCIPAL                 SALARY   BONUS    COMPENSA-  AWARDS     OPTIONS    PAYOUTS   SATION
POSITION            YEAR  ($)      ($)      TION($)    ($)        (#)(1)     ($)       ($)(2)
---------           ----  ------   ------   ---------  ---------  -------    -------  ---------
Marshall N. Carter
Chairman and       1999 1,033,758  1,197,000     0            0    125,000          0  18,150
Chief Executive    1998   976,265    895,372     0    1,201,250    137,800  5,680,000   4,800
Executive Officer  1997   937,517  1,372,275     0            0       None          0   4,750

David A. Spina
President and      1999   701,266    741,967     0            0    100,000          0  13,050
Chief Operating    1998   668,758    500,000     0            0    110,200  3,536,250   4,800
Operating Officer  1997   643,767    834,600     0            0       None          0   4,750

Nicholas A.        1999   551,265  1,415,615     0            0     66,600          0  10,800
Lopardo(3)         1998   525,003    664,663     0            0     49,600  1,697,400   4,800
Vice Chairman      1997   500,019  1,576,775     0            0     25,000          0   4,750

Dale L. Carleton(4)1999   551,265    425,612     0            0     66,600          0  10,800
Vice Chairman      1998   525,003    344,663     0      300,313     49,600  1,697,400   4,800
                   1997   437,504    469,463     0            0     25,000          0   4,750

Ronald E. Logue(5) 1999   545,019    425,612     0            0     66,600          0   4,800
Vice Chairman      1998   493,767    328,261     0      300,313     49,600  1,697,400   4,800
                   1997   437,522    469,463     0            0     15,000          0   4,750
-------------------------------

(1) Reflects a two-for-one stock split effective April 1997.

(2) Reflects the Corporation's contributions of $4,800 to the Salary Savings Program and contributions to the State Street
    Corporation 401(k) Restoration and Voluntary Deferral Plan as follows: Mr. Carter, $13,350; Mr. Spina; $8,250, Mr.
    Lopardo, $6,000, and Mr. Carleton, $6,000.

(3) Includes bonuses from the Corporation's Senior Executives
    Annual Incentive Plan and from the State Street Global
    Advisors Incentive Plan.  Elected Vice Chairman on December
    18, 1997;  previously was Executive Vice President.

(4) Elected Vice Chairman on December 18, 1997; previously was
    Executive Vice President.  Mr. Carleton resigned as a Vice
    Chairman at the end of 1999.

(5) Elected Vice Chairman on March 18, 1999; previously was
    Executive Vice President.

                                15

                       OPTION GRANTS IN LAST FISCAL YEAR


                    Individual Grants
----------------------------------------------------------
                                                           Potential Realizable
                              Percent                      Value at Assumed
                   Number of  of Total                     Annual Rates of
                   Securities Options                      Stock Price
                   Underlying Granted to Exercise          Appreciation for
                   Options    Employees  or Base           Option Term(2)
                   Granted    In Fiscal  Price    Expira-  --------------------
Name               (#)(1)     Year       ($/Sh)   tion Date  5$($)     10%($)
----               ---------- ---------- -------- --------- -------   ---------
Marshall N. Carter  125,000     5.4      69.2813 12/15/2009 5,446,325 13,802,025

David A. Spina      100,000     4.3      69.2813 12/15/2009 4,357,060 11,041,620

Nicholas A. Lopardo  66,600     2.9      69.2813 12/15/2009 2,901,802  7,353,719

Dale L. Carleton     66,600     2.9      69.2813 12/15/2009 2,901,802  7,353,719

Ronald E. Logue      66,600     2.9      69.2813 12/15/2009 2,901,802  7,353,719
____________________

(1) Options become exercisable in 33 1/3% installments over a three-year period commencing December 16, 2000. No SARs were granted.

(2) Gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, as set by the Securities and Exchange Commission. The actual value, if any, that the Named Executive Officer may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                 VALUE OF
                                                                 UNEXERCISED
                                          NUMBER OF SECURITIES   IN-THE-MONEY
                                          UNDERLYING UNEXERCISED OPTIONS AT
                                          OPTIONS AT             DECEMBER 31, 1999
                                          DECEMBER 31, 1999(1)   ($)(2)
                                          ---------------------- ------------------
                    SHARES      VALUE
                    ACQUIRED ON REALIZED   EXER-      UNEXER-    EXER-      UNEXER-
NAME                EXERCISE(#) ($)(3)     CISABLE    CISABLE    CISABLE    CISABLE
----                ----------- --------   -------    -------    -------    -------
Marshall N. Carter   146,010    7,922,180  194,944    216,866   7,243,852    989,396

David A. Spina             0            0  396,734    183,466  18,234,121  1,301,991

Nicholas A. Lopardo   50,000    3,212,189  258,001    107,999  12,700,959    577,923

Dale L. Carleton      40,000    2,462,317  165,201    107,999   6,863,340    577,923

Ronald E. Logue      102,230    4,941,938   70,716    104,666   2,368,456    521,887
------------------

(1)  Reflects a two-for-one stock split effective April 1997.

(2) Represents the difference between the closing price of the stock on December 31, 1999 ($73.0625) and the exercise price of the stock options.

(3) Represents the difference between the fair market value of the stock at the time of the exercise and the exercise price of the stock options.

          STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total stockholder return on the Corporation's Common Stock to the cumulative total return of the S&P 500 Index and the S&P Financial Index for the period of five fiscal years which commenced December 31, 1994 and ended December 31, 1999, assuming $100 invested in the Corporation's Common Stock and in each index on December 31, 1994 and assuming reinvestment of dividends. The S&P Financial Index is a publicly available measure of 71 of the Standard & Poor's 500 companies, representing 31 banking companies, 21 insurance companies and 19 financial services companies.

         Comparison of Five-Year Cumulative Total Return







                       [performance graph]









                      Year Ended December 31

                          1994   1995   1996   1997   1998   1999

State Street Corporation  $100   $160   $233   $423   $514   $540

S&P 500 Index              100    138    169    226    290    351

S&P Financial Index        100    154    208    308    344    357

                       RETIREMENT BENEFITS

     As of January 1, 1990, the benefit formula under the Corporation's defined benefit plan (the "Retirement Plan") was changed to a cash balance formula. An account balance was established for each participant equal to the then present value of the participant's benefit earned to date. Each year this account balance is increased by interest at a specified rate and a contribution credit equal to a percentage of the participant's base salary for the calendar year exclusive of overtime, bonuses or other extraordinary benefits or allowances. The percentages of base salary are 4.0% for the first year of participation increasing to 11.25% for the thirtieth year, and zero thereafter. Employees who were participants on December 31, 1989 will receive the greater of their account balance or the benefit derived from the "grandfathered" formula if they retire from the plan. The grandfathered formula, based on 30 years of service, is equal to a benefit of 50% of final average pay minus 50% of the estimated Social Security benefit. For periods of service of less than 30 years, the benefit is reduced pro rata.

     Employees are enrolled in the Retirement Plan following the completion of one year of service and attainment of the age of
21. The normal retirement age is 65, although earlier retirement options are available. The Retirement Plan has a five-year vesting provision, and participants who are vested will receive their account balances or equivalent annuities if they leave the employ of the Corporation or the Bank before retirement.

     Under federal law, an employee's benefits under a qualified retirement plan are limited to certain maximum amounts. The Corporation has adopted a supplemental retirement plan, as amended (the "1987 Supplemental Plan") to supplement the benefits under the Retirement Plan by payment of additional retirement benefits out of general funds of the Corporation. Each of the Named Executive Officers is included in the 1987 Supplemental Plan.

     Effective as of January 1, 1995 the Corporation adopted a supplemental defined benefit pension plan (the "1995 Supplemental Plan") to provide certain key employees with retirement benefits and encourage the continued employment of such employees with the Corporation. The 1995 Supplemental Plan provides for the payment of additional annual benefits upon retirement at age 65 (or a proportionately reduced amount in the event of retirement on or after the age of 55 but prior to the age of 65), calculated as a straight life annuity, equal to 50% of such participant's final average earnings (highest average of any 5 consecutive years' earnings, as defined therein, during the last 10 years of employment) less annual benefits paid to such participant from the Retirement Plan, the 1987 Supplemental Plan and other retirement income payable to such participant under other plans of the Corporation or other of the participant's employers. Such benefits are subject to forfeiture in the event that the participant's employment with the Corporation terminates for any reason prior to reaching age 55 or completing 10 full years of employment with the Corporation. In addition, such benefits shall terminate if the participant engages in certain competitive activities within two years of termination. In June 1998 the Supplemental Plan was amended primarily to define earnings to exclude annual incentive payments, except those under the Senior Executive Annual Incentive Plan, to permit participants to choose payment in installments over 5, 10 or 15 years and to set out an administrative review procedure for claims and appeals as required by ERISA. Each of the Named Executive Officers participates in the 1995 Supplemental Plan.

     Under an agreement dated March 5, 1992, Mr. Carter will receive an additional pension contribution as a percentage of base compensation calculated as if a contribution had been made to the Retirement Plan of 7.50% in the first year and 3.75% in each of the next 15 years. In addition, the Carter Letter Agreement (as defined below) provides, among other things, that the forfeiture and termination provisions relating to the 1995 Supplemental Plan will be deemed inapplicable in the event that
(i) Mr. Carter's employment is terminated for reasons other than voluntary resignation, death or malfeasance before July 23, 2001 and (ii) he is not eligible for the severance benefits set forth in the change of control arrangements described below. See - "Termination of Employment and Change of Control Arrangements".

     Final average earnings include annual base salary plus any annual cash incentive compensation awards only. As of December 31, 1999, the credited years of service for each of the Named Executive Officers were as follows: Mr. Carter, 7; Mr. Spina, 26; Mr. Lopardo, 11; Mr. Carleton, 20; and Mr. Logue, 8. Current compensation covered by the Retirement Plan as of December 31, 1999 for each of the Named Executive Officers was as follows:
Mr. Carter, $1,880,380; Mr. Spina, $1,175,000; Mr. Lopardo,
$1,169,663; Mr. Carleton, $869,663, and Mr. Logue, $828,277.

     The estimated annual aggregate benefits (which are not subject to a deduction for Social Security), assuming a single life annuity, payable upon normal retirement under the final average pay formula to the Named Executive Officers assuming each continues to be employed by the Corporation until age 65 at his annual base salary and cash incentive compensation at December 31, 1999 are as follows: Mr. Carter, $984,381; Mr. Spina, $618,462; Mr. Lopardo, $584,832; Mr. Carleton, $434,832, and Mr.
Logue, $414,139.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Corporation has employment agreements with Messrs. Carter, Spina, Lopardo, Carleton and Logue which become operative following a change of control of the Corporation, as defined in the employment agreements. The employment agreements continue in effect while these executive officers are employed by the Corporation and remain in effect for a period of two years after a change of control. If the employment of any of these executive officers is terminated following a change of control, or if Mr. Carter's or Mr. Spina's employment is terminated voluntarily within thirty days of the six-month period following a change of control, or within thirty days of the twelve- month period following a change of control for the other Named Executive Officers, such executive officer would become entitled to various benefits under his employment agreement, including payment of three times the executive officer's base salary and bonus, unless the executive officer's employment was terminated by the Corporation for cause or by the executive officer without good reason as defined in the agreement. If the executive officers each had been terminated on December 31, 1999, they would have been entitled to receive the following amounts as severance pay: Mr. Carter, $6,741,000; Mr. Spina, $4,355,949; Mr. Lopardo, $5,926,884; Mr. Carleton, $2,956,884; and Mr. Logue, $2,956,884. The Corporation will make additional payments in amounts such that after the payment of income and excise taxes, the executive officers will be in the same after-tax position as if no excise tax under Section 4999 of the Internal Revenue Code had been imposed. Each of the outstanding agreements pursuant to which stock options and performance units were granted to Messrs. Carter, Spina, Lopardo, Carleton and Logue by the Corporation contains provisions for acceleration of vesting of stock options and payment of performance units following a change of control.
A change of control is defined in the agreements to include the acquisition of 25% or more of the Corporation's then outstanding stock or other change of control as determined by regulatory authorities, a significant change in the composition of the Board of Directors, merger or consolidation by the Corporation without certain approvals of the Board of Directors, and the sale of substantially all of the Corporation's assets.

     The Corporation entered into a letter agreement with Mr. Carter (the "Carter Letter Agreement") that provides for severance pay equal to two years' salary and bonus if (i) his employment is terminated for reasons other than voluntary resignation, death or malfeasance before July 23, 2001, and (ii) he is not eligible for the severance benefits set forth in the change of control arrangements described above. In such circumstances, for purposes of determining the amount payable to Mr. Carter pursuant to the 1995 Supplemental Plan (i) the forfeiture and termination provisions described above will be deemed inapplicable, and (ii) the benefits otherwise payable thereunder will be reduced by multiplying such amounts by a fraction, the numerator of which is the number of whole calendar months Mr. Carter was employed by the Corporation and the denominator of which is 120. Such payments shall terminate in the event that Mr. Carter becomes employed by one of the top five master trust or custody banks or one of the top five mutual fund custodians within two years of termination (the "Non-Competition Clause"). The Carter Letter Agreement also provides that in the event of a change of control of the Corporation and termination of Mr. Carter's employment under circumstances that entitle him to receive a severance payment pursuant to the change in control arrangements described above the 1995 Supplemental Plan will be modified in the manner set forth above (except that the Non-Competition Clause will be inapplicable), and Mr. Carter will be provided with a benefit equivalent in value to that which he would have received had his employment with the Corporation continued an additional three years.

     The Corporation has an Executive Compensation Trust (the "Trust") to provide a source for payments required to be made to participants, including Messrs. Carter, Spina, Lopardo, Carleton, and Logue, under the 1987 Supplemental Plan and the 1995 Supplemental Plan and to Mr. Carter pursuant to the Carter Letter Agreement. The Trust has been partially funded in the amount of $17,529,382. The Trust is revocable until a change of control occurs, at which time it becomes irrevocable. A change of control is defined to include the acquisition of 25% or more of the Corporation's then outstanding stock or other change of control as determined by regulatory authorities, a significant change in the composition of the Board of Directors, merger or consolidation by the Corporation without certain approvals of the Board of Directors, and the sale of substantially all of the Corporation's assets.


     APPROVAL OF AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN

     On December 16, 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1997 Equity Incentive Plan, as amended ("1997 Plan") increasing the number of shares available under the 1997 Plan by 7,900,000 (less than 5% of total outstanding shares) to a total of 15,900,000. The Board approved the increase in the number of shares reserved for issuance under the 1997 Plan to ensure that the Corporation is able to continue to make Awards at levels determined to be appropriate by the Board and to meet the competitive situation created by the varied compensation programs of other companies.

     Under the 1997 Plan, an aggregate of 8,000,000 shares of Common Stock of the Corporation is currently authorized for issuance. The maximum number of shares for which any individual may be granted options or stock appreciation rights under the 1997 Plan during a calendar year is in each case 800,000. The maximum number of shares (or their equivalent fair market value in cash) that may be delivered to any individual under performance awards made under the 1997 Plan is 500,000. (The 8,000,000, 800,000, and 500,000 amounts are subject to adjustment upon certain occurrences.) The maximum number of shares of Restricted Stock that may be delivered under the Plan will not exceed 40% of the total number of shares authorized for issuance. No Awards may be made under the 1997 Plan after December 18, 2006.

     As of February 1, 2000, an aggregate of 7,145,527 shares of the Corporation's Common Stock had been granted under the 1997 Plan (net of canceled awards), and 854,473 shares (plus any awards that might in the future be returned to the 1997 Plan as a result of cancellations of awards or expiration of options) remained available for future grants under the 1997 Plan.

     The 1997 Plan is designed to advance the interests of the Corporation and its stockholders by granting key employees of the Corporation and its subsidiaries, non-employee directors and other key persons, stock and stock-based awards (collectively, the "Awards"), including stock options; restricted and unrestricted stock; deferred stock; rights to receive cash or stock in connection with achievement of performance goals ("Performance Awards"); tax-offset payments, or rights to receive cash or stock in respect of increases in the value of the Common Stock ("SARs"). The Board believes that the Corporation's stock-based plans have contributed to the progress of the Corporation by providing incentives to persons key to its success. Intense competition among business firms for executives and other key persons makes it important for the Corporation to maintain an effective compensation program in order to continue to attract, motivate, and retain persons necessary to further the Corporation's growth. Competing compensation programs of other companies make it important that the Corporation's program continues and has maximum flexibility.

     o The 1997 Plan is broad-based. Approximately 2,000 persons are eligible to participate in the Plan.

     o The increase in the number of shares available under the 1997 Plan for which approval is sought is less than 5% of the total outstanding shares of the Corporation's Common
        Stock.

     o The 1997 Plan does not permit repricing of options once such options are granted.

     o The maximum number of shares of restricted stock will not exceed 40% of the total number of shares authorized for issuance.

     No determination has been made as to which individuals may in the future receive options or rights under the 1997 Plan; as to the number of shares, up to the maximum limit provided in the Plan, to be covered by any such options or rights to a single individual, or as to the number of individuals to whom such options or rights will be granted. The proceeds received by the Corporation from the sale of stock pursuant to the Plan will be used for the general purposes of the Corporation, or in the case of the receipt of payment in shares of Common Stock, as the Board of Directors may determine, including redelivery of the shares received upon exercise of options.

SUMMARY OF THE 1997 PLAN

     The following is a summary of the principal features of the 1997 Plan:

     ADMINISTRATION; ELIGIBLE PERSONS. The 1997 Plan is administered by a Committee of the Board of Directors (which currently is the Executive Compensation Committee) consisting of no fewer than two directors. During such times as the Common Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act") (and except as the Board otherwise determines), all members of the Committee shall be "non-employee" directors within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" as that term is used in Section 162(m) of the Internal Revenue Code. All members of the Committee serve at the pleasure of the Board of Directors.

     The Committee has full power, subject to the 1997 Plan, to grant awards at such time or times as it chooses, determine the size, type, and terms of any award, waive compliance with award terms, and amend, cancel, and regrant awards. The Committee may delegate authority to officers of the Corporation to grant Awards to non-executive officers. Approximately 2,000 persons are eligible to participate in the 1997 Plan.

     STOCK OPTIONS. The 1997 Plan permits the granting of stock options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code ("incentive options" or "ISOs") and stock options that do not so qualify ("nonstatutory options"). The option exercise price of each option shall be determined by the Committee in its discretion but may not be less than the fair market value of the Common Stock on the date the option is granted. Once granted, an option cannot be repriced.

     The term of each option is fixed by the Committee but may not exceed 10 years from the date of grant. On February 28, 2000, the closing price of the Common Stock on the New York Stock Exchange, as reported in The Wall Street Journal, was $73.6875.

     The Committee determines at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     The option exercise price of options granted under the 1997 Plan must be paid in cash or, if the Committee so determines, by delivery of shares of unrestricted Common Stock (including by attestation of ownership), by delivery of an unconditional broker's undertaking to deliver the exercise price, or a combination of such methods of payment.

     In the event of termination of employment by reason of retirement permitted by a retirement plan, disability, or death, except as the Committee may otherwise determine, an option may thereafter be exercised in accordance with its terms for a period ending one year after the last installment of the option becomes exercisable or one year following retirement, death, or disability, if later, subject to the stated term of the option.

     If an optionee terminates employment for any reason other than retirement permitted by a retirement plan, disability, or death, or if a service relationship of a participant other than an employee terminates for any reason, except as the Committee may otherwise determine, his or her options will remain exercisable, to the extent then exercisable, for three months (or if the participant dies within such 3-month period, for one year) following termination, subject to the stated term of the option.

     STOCK APPRECIATION RIGHTS. The Committee may also grant stock appreciation rights entitling the holder upon exercise to receive an amount in any combination of cash or shares of Common Stock (as determined by the Committee), measured in whole or in part by reference to the appreciation since the date of grant in the value of the shares of Common Stock covered by such right. Stock appreciation rights may be granted separately from or in tandem with the grant of an option. Each tandem stock appreciation right terminates upon the termination or exercise of any accompanying option.

     In addition to stock appreciation rights exercisable at the discretion of the holder, the Committee may also determine in its sole discretion that, if so requested by an option holder, the Corporation will pay the optionee, in cancellation of the related option, any combination of cash or Common Stock, equal to the difference between the fair market value of the shares covered by the option and the exercise price.

     RESTRICTED STOCK AND UNRESTRICTED STOCK. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). The Committee may require that recipients of Restricted Stock enter into a Restricted Stock Award agreement with the Corporation setting forth the terms and conditions of the Award, or may establish the terms and conditions of the Award in some other manner. The Committee may at any time waive the restrictions and conditions applicable to a Restricted Stock Award. Shares of Restricted Stock are non-transferable and except as otherwise provided by the Committee, if a participant who holds shares of Restricted Stock terminates employment for any reason other than death or disability prior to the lapse or waiver of the restrictions, the Corporation will have the right to require the forfeiture or repurchase of the shares in exchange for the amount, if any, which the participant paid for them. Except as determined by the Committee, Restricted Stock will vest (i.e., become free of restrictions under the 1997 Plan) in the event of death or disability. Prior to the lapse of restrictions on shares of Restricted

Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock.

     The Committee may also grant shares (for a purchase price not less than par value) which are free from any restrictions under the 1997 Plan ("Unrestricted Stock"). Unrestricted Stock could be issued in recognition of past services or in other circumstances where the Committee determines the grant to be in the best interests of the Corporation.

     Restricted Stock or Unrestricted Stock may be issued under the 1997 Plan in payment of Awards under the Senior Executive
Annual Incentive Plan described in the Report of the Executive
Compensation Committee.

     DEFERRED STOCK. The Committee may also make Deferred Stock awards under the 1997 Plan entitling the recipient to receive shares of Common Stock in one or more installments at a future date or dates, as determined by the Committee. Receipt of Deferred Stock may be conditioned on such matters as the Committee shall determine, subject to acceleration in the Committee's discretion. Except as otherwise determined by the Committee all such rights to which a participant is not irrevocably entitled will terminate upon the participant's termination of employment.

     PERFORMANCE AWARDS. The Committee may also award Performance Awards entitling the recipient to receive shares of Common Stock or cash in such combinations as the Committee may determine, up to a maximum of 500,000 shares (or their equivalent value in cash) to any individual over the life of the 1997 Plan. Payment of the Performance Award may be conditioned on achievement of individual, corporate, departmental or other performance goals and will be subject to such other conditions as the Committee shall determine. Except as otherwise determined by the Committee, rights under a Performance Award will terminate upon a participant's termination of employment.

     Performance Awards under the 1997 Plan that are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Internal Revenue Code ("exempt awards") must provide for payment solely upon attainment of one or more objectively determinable performance goals established by the Committee (in accordance with the rules under Section 162(m) of the Internal Revenue Code) based on one or more of the following performance criteria: (i) return on equity, (ii) earnings per share, (iii) the Corporation's total stockholder return during the performance period compared to the total stockholder return of a generally recognized market reference (e.g., the S&P 500 or the S&P Financial Index), (iv) revenue growth, (v) operating leverage, or (vi) market share. To the extent consistent with the exemption rules under Section 162(m) of the Internal Revenue Code, the Committee may provide that performance goals will be adjusted to eliminate the effect of extraordinary items (as determined in accordance with generally accepted accounting principles) or changes in the Common Stock by reason of a stock dividend, stock split, extraordinary dividend or similar event.

     SUPPLEMENTAL GRANTS. In connection with Awards under the 1997 Plan, the Committee may at any time grant to a participant the right to receive a cash payment in up to the amount estimated to be necessary to cover federal, state, and local income taxes with respect to such Award and with respect to the cash payment itself.

     ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC. The Committee is required to make appropriate adjustments in connection with outstanding Awards to reflect stock dividends, stock splits, and similar events, including distributions to stockholders other than normal cash dividends. In the event of a merger, acquisition, disposition, or similar corporate transaction or a material change in law or accounting principles or practices, the

Committee in its discretion may also provide for appropriate adjustments. No adjustments will be made to the extent they would adversely effect the ISO or Section 162(m) qualification of Awards.

     Except as provided by the Committee at time of grant, in the event of a consolidation or merger in which the Corporation is not the surviving corporation or which results in the acquisition of substantially all of the outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all of the Corporation's assets or a dissolution or liquidation of the Corporation, unvested Awards and Awards not yet exercisable will be forfeited unless the Committee makes the Award vested and free of restrictions (and exercisable, if the Award requires exercise) or, in the case of a participant who will be employed by or otherwise providing services to a surviving or acquiring entity, provide for assumption of the Award by such entity or for the grant of a substitute Award. In all events, in the event of a "Change of Control" (as defined in the 1997 Plan) of the Corporation, options and SARs shall become exercisable, Restricted Stock shall vest, and holders of Performance Awards shall be entitled to a cash payment in such amount as shall be specified in the Award. After such a Change of Control, options and SARs shall remain exercisable following a termination of employment or other service relationship (other than in the event of death, retirement or disability) for seven months or until the expiration of the original term of the Award if earlier. Neither the Committee nor the Board may impose additional conditions on exercise or otherwise amend an Award without the holder's written consent. Stock may be substituted for cash in certain circumstances where cash payments would result in adverse accounting treatment.

     Certain tax payments. The Corporation will withhold applicable taxes from any cash payment made pursuant to an Award. In the case of Awards involving Common Stock, the Committee may require the participant to remit an amount equal to the required tax withholding or make other arrangements satisfactory to the Committee for the payment of such taxes. The Committee may permit shares to be withheld from an Award, or may permit the participant to deliver shares, with a value equal to the required withholding. In the case of an ISO, the Committee may require that the participant agree to provide for withholding taxes if a withholding obligation arises at time of exercise or in the future.

     TRANSFERABILITY OF AWARDS.  In general, Awards under the
1997 Plan are nontransferable except in the event of death.
However, the Committee in its discretion may permit transfers to other persons or entities.

     NONCOMPETITION, ETC. The Committee may provide in connection with any Award that the participant's rights to enjoyment of the Award or to any cash or Common Stock deliverable under the Award be conditioned upon the participant's agreeing (on terms determined by the Committee) not to compete with the Corporation and its subsidiaries, not to disclose confidential information, and not to solicit employees, advisors or business from the Corporation and its subsidiaries.

     AMENDMENT AND TERMINATION. The Committee may at any time amend or discontinue the 1997 Plan or amend Awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action shall adversely affect any rights under outstanding awards without the holder's consent. Moreover, any amendment requiring stockholder approval for purposes of satisfying any then-applicable incentive stock option rules or Section 162(m) rules shall be subject to such stockholder approval to the extent then required.

FEDERAL INCOME TAX CONSEQUENCES

     The Corporation is advised that under the federal income tax laws as now in effect, the income tax consequences associated with stock options awarded under the 1997 Plan are, in summary, as follows:

     INCENTIVE OPTIONS. No ordinary taxable income is realized by the optionee upon the grant or exercise of an ISO. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss allowed for tax purposes will be long-term capital loss, and (b) no deduction will be allowed to the Corporation. The exercise of an ISO will, however, increase the optionee's alternative minimum taxable income and may result in alternative minimum tax liability for the optionee.


     If shares of Common Stock acquired upon the exercise of an ISO are disposed of by the optionee prior to the expiration of the two-year or one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) a corresponding deduction will be available to the Corporation.
Any further gain recognized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Corporation Special rules may apply where all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock. A disqualifying disposition will eliminate the alternative minimum taxable income adjustment associated with the exercise of the ISO if it occurs in the same calendar year as the year in which the adjustment occurred.

     If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonstatutory option. Generally, an ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment, in the case of termination by reason of permanent and total disability), except in certain cases where the ISO is exercised after the death of the optionee. Options otherwise qualifying as ISOs will also be treated for federal income tax purposes as nonstatutory options to the extent they (together with other ISOs held by the optionee) first become exercisable in any calendar year for shares having a fair market value, determined at the time of the option grant, exceeding $100,000.

     NONSTATUTORY OPTIONS. With respect to nonstatutory options under the 1997 Plan, no income is realized by the optionee at the time the option is granted. Generally, (a) at exercise, ordinary income, subject (in the case of options granted to an employee) to withholding, is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and a corresponding deduction will be available to the Corporation, and (b) any gain or loss recognized upon a later sale is treated as capital gain or loss, either short-term or long-term depending on the applicable holding period for the sale.

     CERTAIN LIMITATIONS. Section 162(m) of the Internal Revenue Code limits to $1 million the deduction a public corporation may claim for remuneration paid to any of its five top officers, subject to a number of exceptions and special rules. Eligible performance-based compensation is exempt from this limit. The Corporation intends that compensation associated with the exercise of stock options (and stock appreciation rights) awarded under the 1997 Plan will qualify for this performance-based exemption.

     The Internal Revenue Code also limits the amount of compensation that may be paid without penalty in connection with a change of control. In general, if the total of an individual's change-of-control related compensation equals or exceeds three times his or her average annual taxable compensation (determined, in general, over the five calendar year period preceding the calendar year in which the change in control occurs), change-of-control related payments in excess of that annual average are nondeductible and subject to an additional 20% tax. In making this determination, some portion or all of the value of options and other awards granted or accelerated in connection with a change of control may be required to be taken into account.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THE AMENDMENT OF THE 1997 EQUITY INCENTIVE PLAN.  (ITEM 2 ON
PROXY CARD)


                       STOCKHOLDER PROPOSAL

     The Corporation has been advised that a stockholder of the Corporation intends to present the proposal set forth below for consideration at the Annual Meeting. In accordance with applicable proxy regulations, the Corporation is not responsible for the contents of the proposed resolution which expresses the opinion of the proponent only and is included exactly as submitted by the proponent.

STOCKHOLDER RESOLUTION

     "NOTING with alarm that the Corporation has taken steps in recent years to restrict and limit the free exchange of relevant information between and among shareholders (here, footnote 1: For instance, at the 1999 Annual Meeting of Stockholders, unprecedented restrictions were placed on questions from the audience, members of the media were prohibited from asking questions, and the distribution of materials between stockholders was prohibited. end footnote) regarding their mutual interests in the Corporation;

     BELIEVING that the free exchange of information between and among shareholders, and between shareholders and the Board of Directors, is conducive to the most desirable and efficient corporate governance regime;

     COGNIZANT that the Revised Model Business Corporations Act
(as amended) provides best practices for corporate governance of domestic U.S. stock corporations;

     FURTHER COGNIZANT that the Revised Model Business
Corporations Act (hereinafter "RMBCA") secures and guarantees many shareholder rights and privileges that are in keeping with the free and unfettered exchange of relevant information of mutual interest to shareholders;

     BE IT HEREBY RESOLVED THAT:
     It is the sense of the shareholders of the Corporation that the Board of Directors should, with all diligent speed, adopt a standing policy that the Revised Model Business Corporations Act (as amended) shall govern the conduct of the Corporation in all such instances where it is not in direct conflict with the Corporation's By-laws or applicable state or federal laws. It is the further sense of the shareholders that such a policy, if adopted, should be incorporated into the By-laws of the Corporation.

     Regardless of the outcome of the vote, this proposal shall be non-binding on the Corporation's Board of Directors, and shall be considered only to be advisory of the sense of the shareholders."

BOARD OF DIRECTORS' RESPONSE

     The Corporation, a Massachusetts business corporation, is a bank holding company and was organized in 1970. It conducts its business principally through its subsidiary, State Street Bank and Trust Company, which traces its beginnings to the founding of the Union Bank in Massachusetts in 1792. The charter under which the Bank now operates was authorized by a special act of the Massachusetts legislature in 1891. The Corporation is governed by Chapter 156B of the General Laws of the Commonwealth of Massachusetts. Chapter 156B, the "Massachusetts Business Corporation Law", was adopted in 1965.

     The Corporation's Articles of Organization have been amended and restated by action of the stockholders since 1970, most recently by an amendment in 1997. The Corporation likewise has an encompassing form of By-laws covering the manner and procedures for operation of the organization. The Corporation's By-laws were first adopted by the stockholders in 1970, and have been amended several times since then, most recently in 1992.

     The Corporation has clear rules for the conduct of its Annual Meetings which are intended to benefit all of the stockholders present at the meeting.

     The Model Business Corporation Act (the "MBCA"), drafted and since revised by the Committee on Corporate Laws of the Section of Business Law of the American Bar Association, is designed as a free-standing general corporate model statute that can be enacted substantially in its entirety by a state legislature as that state's general corporation statute. While the MBCA has been adopted in full or substantial part by several states, others have adopted only selected provisions or none of its provisions. The Massachusetts Business Corporation Law is not based upon the MBCA, but is instead an adaptation of Massachusetts' long standing general corporation statute.

     The stockholder proposal requests a standing policy that the MBCA is to govern the conduct of the Corporation in all instances where it is not in "direct conflict" with the Corporation's By-laws or applicable state or federal law. The concept of "direct conflict" is subject to varying interpretations, and we believe the application of the proposal to the functioning of the Corporation's operations is not understandable or workable.

     Even were this not the case, we believe it is not the proper role or a useful function of the officers and directors of the Corporation to analyze differences between state law and a model act to determine perceived conflicts and to attempt to ascertain whether the law of its state of incorporation or a model act is to apply to actions with respect to the governance of the Corporation.

     Stockholders of a Massachusetts corporation are entitled to look to Massachusetts law for the rules governing the Corporation, which statutory rules could only be changed by the Massachusetts legislature. We believe that attempting to superimpose a comprehensive model statutory scheme over a completely different comprehensive state statute is not in the best interest of the Corporation or its stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
AGAINST THIS PROPOSAL.  (ITEM 3 ON THE PROXY CARD)

      The Corporation will provide the name and address of the proponent of the stockholder proposal and the number of shares the stockholder holds upon oral or written request for such information to the Corporate Secretary.

              RELATIONSHIP WITH INDEPENDENT AUDITORS

      The Board of Directors, upon the recommendation of the Examining and Audit Committee, has selected Ernst & Young LLP as independent auditors for the Corporation for the year ending December 31, 2000. It is expected that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

            PROPOSALS AND NOMINATIONS BY STOCKHOLDERS

     Stockholders who wish to present proposals at the 2001 Annual Meeting of Stockholders for inclusion in the Corporation's proxy material for that meeting must submit such proposals, by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Corporation's By-laws, to the Secretary of the Corporation on or before November 14, 2000 for inclusion in the proxy materials circulated by the Board of Directors relating to the 2001 Annual Meeting.

     Pursuant to the By-laws of the Corporation, proposals of business and nominations for directors other than those to be included in the Corporation's proxy statement and form of proxy may be made by stockholders of record entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the By-laws. Except as noted below, to be timely a notice with respect to the 2001 Annual Meeting must be delivered to the Secretary of the Corporation no earlier than January 21, 2001 and no later than February 22, 2001 unless the date of the 2001 Annual Meeting is advanced by more than thirty(30) days or delayed by more than sixty (60) days from the anniversary date of the 2001 Annual Meeting in which event the By-laws provide different notice requirements. In the event the Board of Directors nominates a New Nominee (as defined in the By-laws) a stockholder's notice shall be considered timely if delivered not later than the 10th day following the date on which public announcement (as defined in the By-Laws) is first made of the election or nomination of such New Nominee. Any proposal of business or nomination should be mailed to: Secretary, State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110.

                         OTHER MATTERS

     The Board of Directors does not know of any other matters that may be presented for action at the meeting, except that management has been informed that stockholders intend to submit proposals which require that (i) Ropes & Gray be prevented from providing legal services to the Corporation; (ii) the Board conduct another investigation into issues involving a senior officer's involvement in licensing of personnel; (iii) the Corporation voluntarily comply with provisions of proposed rules of the Securities and Exchange Commission to prohibit investment advisers from making certain political contributions; (iv) the By-laws of the Corporation be amended to provide that the chairman of the board may not serve as the chief executive officer, and (v) the By-laws of the Corporation be amended to provide that articles of organization, by-laws, meeting records, and stock transfer records which contain the name and address of all stockholders be available for inspection and copying by agents or attorneys for any stockholder, for a proper purpose.
If such proposals are properly brought before the meeting by the stockholders, the proxy holders intend to use their discretionary authority to vote against such proposals. Should any other business come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

     The Corporation's Annual Report, including financial statements for the year ended December 31, 1999, is being mailed to stockholders together with this proxy statement.

     Even if you plan to attend the meeting, please mark, date, sign and return the enclosed proxy as promptly as possible in any event. If you attend the meeting, you may nonetheless vote in person by ballot if you desire.


March 15, 2000
                               28




















                      [STATE STREET LOGO]
                    State Street Corporation
                       225 Franklin Street
                      Boston, MA 02110-2804           SSBCM/PS/00




                    STATE STREET CORPORATION
             1997 EQUITY INCENTIVE PLAN, AS AMENDED


1.  PURPOSE

    The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of State Street Corporation (the "Company") and its subsidiaries by enhancing their ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's common stock ("Stock").

    The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, or Supplemental Grants, or combinations thereof, all as more fully described below.


2.  ADMINISTRATION

    Unless otherwise determined by the Board of Directors of the Company (the "Board"), the Plan will be administered by a Committee of the Board designated for such purpose (the "Committee"). The Committee shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. During such times as the Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), except as the Board may otherwise determine, all members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code").

    The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards to such eligible persons and at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award;(c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a holder of an Award with any obligations to be performed by such holder under an Award and waive any terms or conditions of an Award; (f) amend or cancel an existing Award in whole or in part (and if an Award is canceled, grant another Award in its place on such terms and conditions as the Committee shall specify), except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under
Section 7.3 or Section 8.6.

    The Committee may delegate to any officer or officers of the Corporation the authority to exercise the authority described at clauses (a) through (g) of the preceding paragraph with respect to any Award to a person who at the time of the Award is not and in the reasonable determination of the officer or officers exercising such authority with respect to such Award is not expected to be an executive officer of the Company or a person otherwise described in Section 162(m)(3) of the Code or the regulations thereunder.

3.  EFFECTIVE DATE AND TERM OF PLAN

    The Plan will become effective on the date on which it is approved by the stockholders of the Company. Awards may be made prior to such stockholder approval if made subject thereto. No Award may be granted under the Plan after December 18, 2006, but Awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN*

    Subject to adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 15,900,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

    Subject to Section 8.6(a), the maximum number of shares of Stock as to which Options or Stock Appreciation Rights may be granted to any Participant in any one calendar year is 800,000, which limitation shall be construed and applied consistently with the rules under Section 162(m) of the Internal Revenue Code. The maximum number of shares of Restricted Stock that may be delivered under the Plan shall not exceed 40% of the total number of shares authorized for issuance.

    Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

* Common Stock shares have been adjusted for the 2-for-1 stock split effective April 30, 1997.

5.  ELIGIBILITY AND PARTICIPATION

    Each key employee of the Company or any of its subsidiaries (an "Employee") and each other person or entity (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Committee, is in a position to make a significant contribution to the success of the Company or its subsidiaries will be eligible to receive Awards under the Plan (each such Employee, person or entity receiving an Award, "a Participant"). A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.  TYPES OF AWARDS

    6.1.  OPTIONS

    (a) Nature of Options. An Option is an Award giving the recipient the right on exercise thereof to purchase Stock.

    Both "incentive stock options," as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not ISOs, may be granted under the Plan. ISOs shall be awarded only to Employees. An Option awarded under the Plan shall be a non-ISO unless it is expressly designated as an ISO at time of grant.

    (b) Exercise Price. The exercise price of an Option will be determined by the Committee subject to the following:

         (1) The exercise price of an Option shall not be less than 100% of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. In no event shall the exercise price of an option, once granted, be lowered through a repricing of the option. For purposes of the preceding sentence, "repricing" shall include an amendment to the exercise price of an existing option or the cancellation of an option followed by a regrant at a lower exercise price, but shall not include an assumption or replacement described in Section 7.3(b) or an adjustment to the exercise price of an option described in the first sentence of Section 8.6(b).

        (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

    (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

    (d) Exercise of Options. An Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and
(2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

    (e) Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the Committee at or after the grant of the Option or by the instrument evidencing the Option, (i) through the delivery (including by attestation of ownership) of shares of Stock which have been outstanding for at least six months (unless the Committee approves a shorter period) and which have a fair market value equal to the exercise price, (ii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iii) by any combination of the foregoing permissible forms of payment.

    (f) Discretionary Payments. If (i) the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in
Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, and (ii) the person exercising the Option so requests the Committee in writing, the Committee may in its sole discretion cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

    6.2.  STOCK APPRECIATION RIGHTS.

    (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right or SAR is an Award entitling the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Committee.

    (b)  Grant of Stock Appreciation Rights.  Stock Appreciation
Rights may be granted in tandem with, or independently of, Options granted under the Plan.

        (1) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, (a) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (b) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right;
    (c) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (d) the Stock Appreciation Right will be transferable only with the related Option.

        (2)  Exercise of Independent Stock Appreciation Rights.
    A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Right may be exercised.

    Any exercise of a Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

    6.3.  RESTRICTED AND UNRESTRICTED STOCK.

    (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock in such amounts and upon such terms and conditions as the Committee shall determine subject to the restrictions described below.

    (b) Restricted Stock Agreement. The Committee may require, as a condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

    (c) Transferability and Other Restrictions. Except as otherwise provided in this Section 6.3, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period or periods established by the Committee and the satisfaction of any other conditions or restrictions established by the Committee (such period during which a share of Restricted Stock is subject to such restrictions and conditions is referred to as the "Restricted Period").

    Except as the Committee may otherwise determine under
Section 7.1 or Section 7.2 below, if a Participant retires or suffers a Status Change (as defined at Section 7.2(a) below) for any reason during the Restricted Period, the Company may purchase the shares of Restricted Stock subject to such restrictions and conditions for the amount of cash paid by the Participant for such shares; provided, that if no cash was paid by the Participant such shares of Restricted Stock shall be automatically forfeited to the Company without consideration.

    During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company's possession the certificate or certificates representing such shares.

    (d) Removal of Restrictions. Except as otherwise provided in this Section 6.3, a share of Restricted Stock covered by a Restricted Stock grant shall become freely transferable by the Participant upon completion of the Restricted Period, including the passage of any applicable period of time and satisfaction of any conditions to vesting. The Committee, in its sole discretion, shall have the right at any time to waive all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Participant.

    (e)  Voting Rights, Dividends and Other Distributions.
During the Restricted Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Committee shall otherwise determine, any other cash dividends and other distributions paid to Participants with respect to shares of Restricted Stock including any dividends and distributions paid in shares shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

    (f) Unrestricted Stock. The Committee may, in its sole discretion, sell to any Participant shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

    (g) Notice of Section 83(b) Election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

    (h) Shares delivered under Senior Executive Annual Incentive Plan. In the case of an award under the Company's Senior Executive Annual Incentive Plan which is payable in shares of Stock, the holder of such award shall be deemed a Participant hereunder and any such Shares shall be treated as having been sold to the Participant as Unrestricted Stock or Restricted Stock hereunder (or as Deferred Stock under Section 6.4, if delivery is deferred) for a price equal to the cash payment under the award in lieu of which the Stock is being delivered under the Award.

    6.4. DEFERRED STOCK.

    A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Committee may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock.

    6.5. PERFORMANCE AWARDS; PERFORMANCE GOALS.

    (a) Nature of Performance Awards. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) subject to the attainment of performance goals. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance established by the Committee. The Committee will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

    (b) Other Awards Subject to Performance Condition. The Committee may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that performance goals be met prior to the Participant's realization of any vesting, payment or benefit under the Award. Any such Award made subject to the achievement of performance goals (other than an Option or SAR granted with an exercise price not less than fair market value) shall be treated as a Performance Award for purposes of Section 6.5(c) below. However, an Award under the Company's Senior Executive Annual Incentive Plan shall not be considered a Performance Award for purposes of this Plan.

    (c) Limitations and Special Rules. No more than an aggregate of 500,000 shares of Stock (or their equivalent fair market value in cash) may be delivered to any Participant under Performance Awards made from and after the effective date of the Plan and prior to December 19, 2006. In the case of any Performance Award intended to qualify for the performance-based remuneration exception described at Section 162(m)(4)(C) of the Code and the regulations thereunder (an "exempt award"), the Committee shall in writing preestablish one or more specific, objectively determinable performance goal or goals (based solely on one or more qualified performance criteria) no later than ninety (90) days after the commencement of the period of service to which the performance relates (the "performance period") (or at such other time as is required to satisfy the conditions of
Section 162(m)(4)(C) of the Code and the regulations thereunder). For purposes of the preceding sentence, a qualified performance criterion is any of the following determined (to the extent relevant) on either a consolidated or business-unit basis: (i) return on equity, (ii) earnings per share, (iii) the Company's total shareholder return during the performance period compared to the total shareholder return of a generally recognized market reference (e.g., the S & P 500 or the S & P Financial Index);
(iv) revenue growth; (v) operating leverage; or (vi) market share. To the extent consistent with qualification of an exempt award under Section 162(m)(4)(C) of the Code and the regulations thereunder, the Committee may provide that performance goals be adjusted in order to eliminate the effect of extraordinary items (as determined in accordance with generally accepted accounting principles) or changes in the Stock by reason of an event described in Section 8.6(a).

    6.6. SUPPLEMENTAL GRANTS.

    In connection with any Award, the Committee may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs or is expected to incur Federal income tax liability with respect to the Award.

7.  EVENTS AFFECTING OUTSTANDING AWARDS

    7.1. DEATH, RETIREMENT OR DISABILITY.

    If the employment of an Employee Participant terminates by reason of death, retirement at or after the normal or early retirement age under any retirement plan or supplemental retirement agreement maintained by the Company or any subsidiary ("retirement"), or disability as determined (subject to such additional rules as the Committee may prescribe) in accordance with the long term disability plan of the Company and its subsidiaries covering the Participant or, if there is no such plan, in accordance with a determination of disability by the Social Security Administration ("disability"), the following will apply except as the Committee may otherwise determine:

    (a) All Options and Stock Appreciation Rights held by the Participant or a transferee immediately prior to such termination of employment, whether or not then exercisable, may be exercised by the Participant or such transferee (or if the Option or SAR was held by the Participant at death, by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution), in accordance with the terms of the Option or SAR or on such accelerated basis as the Committee may determine, during the period that ends on the later of (1) one year after death, or (ii) one year after the Option or SAR, or the last installment of such Option or SAR if there is more than one, first becomes exercisable. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.

    (b) In the case of termination of employment occurring by reason of death or disability, all Restricted Stock held by the
Participant immediately prior to such termination of employment shall be vested. In the case of termination of employment occurring by reason of retirement, all Restricted Stock held by the Participant immediately prior to retirement must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3(c) above.

    (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to termination of employment will be forfeited and the Award canceled as of the time of such termination of employment.

    7.2.  OTHER TERMINATION OF SERVICE.

    If a Participant who is an Employee ceases to be an Employee for any reason other than death, retirement, or disability (as defined at Section 7.1 above), or if there is a termination of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), the following will apply except as the Committee may otherwise determine:

    (a) All Options and Stock Appreciation Rights held by the Participant (or if the Option or Right was previously transferred, by the transferee) that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months, and shall thereupon terminate; provided, that if the Participant should die within such three-month period, the Option or Right shall be exercisable (to the extent it was exercisable immediately prior to death) for a period of one year following the Status Change. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.

    (b) All Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with
Section 6.3(c) above.

    (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award canceled as of the date of such Status Change.

    (d) For purposes of this Section 7.2, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies.

    7.3  CERTAIN CORPORATE TRANSACTIONS.

    Except as otherwise provided by the Committee at the time of grant, in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), the following rules shall apply:

    (a) Subject to paragraph (b) below, all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to conditions not yet satisfied or determined) will be forfeited except as required under Section 7.4 below, as of the effective time of the covered transaction, provided that the Committee may in its sole discretion (but subject to Section 7.4 below in the case of a covered transaction that constitutes a Change of Control), on or prior to the effective date of the covered transaction, (1) make any outstanding Option and Stock Appreciation Right exercisable in full, (2) remove the restrictions from any Restricted Stock, (3) cause the Company to make any payment and provide any benefit under any Deferred Stock Award, Performance Award or Supplemental Grant, and (4) remove any performance or other conditions or restrictions on any Award; or

    (b) With respect to an outstanding Award held by a Participant who, following the covered transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the covered transaction or an affiliate of such an entity, the Committee may at or prior to the effective time of the covered transaction, in its sole discretion and in lieu of the action described in paragraph (a) above, arrange to have such surviving or acquiring entity or affiliate assume any Award held by such Participant outstanding hereunder or grant a replacement award which, in the judgment of the Committee, is substantially equivalent to any Award being replaced.

    7.4. CHANGE OF CONTROL PROVISIONS.

    (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

        (1) Acceleration of Options and SARs; Effect on Other Awards. All Options and SARs outstanding as of the date such Change of Control is determined to have occurred and which are not then exercisable shall (prior to application of the provisions of Section 7.3 above, in the case of a Change of Control that also constitutes a covered transaction) become exercisable to the full extent of the original grant, all shares of Restricted Stock which are not otherwise vested shall vest, and holders of Performance Awards granted hereunder as to which the relevant performance period has not ended as of the date such Change of Control is determined to have occurred shall be entitled at the time of such Change of Control to receive a cash payment per Performance Award equal to such amount, if any, as shall be specified in the Award.

        (2) Restriction on Application of Plan Provisions Applicable in the Event of Termination of Employment. After a Change of Control (but subject to Section 7.3 above), Options and SARs shall remain exercisable following a termination of employment or other service relationship (other than termination by reason of death, disability (as determined by the Company) or retirement) for seven (7) months following such termination or until expiration of the original terms of the Option or SAR, whichever period is shorter.

        (3) Restriction on Amendment. In connection with or following a Change of Control, neither the Committee nor the Board may impose additional conditions upon exercise or otherwise amend or restrict an Option, SAR, share of Restricted Stock, Deferred Stock Award or Performance Award, or amend the terms of the Plan in any manner adverse to the holder thereof, without the written consent of such holder.

    Notwithstanding the foregoing, if any right granted pursuant to this Section 7.4 would make a Change of Control transaction ineligible for pooling of interests accounting under applicable accounting principles that but for this Section 7.4 would otherwise be eligible for such accounting treatment, the Committee shall have the authority to substitute Stock for the cash which would otherwise be payable pursuant to this Section
7.4 having a fair market value equal to such cash.

    (b) Definition of Change of Control. For purposes of the Plan, a "Change of Control" shall mean the happening of any of the following events:

        (1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following acquisitions of Outstanding Company Common Stock and Outstanding Company Voting Securities: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
    (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
    (3) of this Section 7.4; or

        (2) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

        (3) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination"); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        (4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

8.  GENERAL PROVISIONS

    8.1.  DOCUMENTATION OF AWARDS.

    Awards will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

    8.2.  RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.

    Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, only upon the issuance of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

    8.3.  CONDITIONS ON DELIVERY OF STOCK.

    The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable Federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange or The Nasdaq National Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or market upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

    If an Award is exercised by the Participant's legal representative or transferee, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

    8.4.  TAX WITHHOLDING.

    The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

    In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement. The Committee may make such share withholding mandatory with respect to any Award at the time such Award is made to a Participant.

    If in connection with the exercise of an ISO the Committee determines that the Company could be liable for withholding requirements with respect to the exercise or with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to provide for withholding under the preceding paragraph of this Section 8.4, if the Committee determines that a withholding responsibility may arise in connection with tax exercise, (b) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Stock received upon exercise, and (c) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

    8.5.  NONTRANSFERABILITY OF AWARDS.

    Unless otherwise permitted by the Committee, no Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf). The Committee may in its discretion permit transfers to other persons or entities.

    8.6.  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

    (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under the first paragraph of Section 4 above and to the limits described in the second paragraph of
Section 4 and in Section 6.5(c).

    (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan; provided, that adjustments pursuant to this sentence shall not be made to the extent it would cause any Award intended to be exempt under Section 162(m)(4)(C) to fail to be so exempt.

    (c) In the case of ISOs or Awards intended to satisfy the performance-based remuneration exception under Section 162(m)(4)(C) of the Code, the adjustments described in (a) and
(b) will be made only to the extent consistent with continued qualification of the option under Section 422 of the Code (in the case of an ISO) or Section 162(m) of the Code.

    8.7.  EMPLOYMENT RIGHTS, ETC.

    Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

    8.8.  NONCOMPETITION RESTRICTIONS, ETC.

    The Committee may provide in connection with any Award that the Participant's rights to enjoyment of the Award or to any cash or Stock deliverable under the Award be conditioned upon the Participant's agreeing not to compete with the Company and its subsidiaries, not to disclose confidential information, and not to solicit employees, advisors or business from the Company and its subsidiaries, the terms of any such agreement or undertaking to be determined by the Committee.

    8.9.  DEFERRAL OF PAYMENTS.

    The Committee may agree at any time, upon request of the Participant and subject to such rules as the Committee may determine, to defer the date on which any future payment under an Award will be made.

    8.10. PAST SERVICES AS CONSIDERATION.

    Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Committee may determine that such price has been satisfied by past services rendered by the Participant.

9.  EFFECT, AMENDMENT AND TERMINATION

    Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

    The Committee may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code, nor shall any such amendment adversely affect the rights of a holder of an Award without such holder's consent.

                   STATE STREET CORPORATION

         Annual Meeting of Stockholders - April 19, 2000

          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of State Street Corporation (the "Corporation") hereby appoints Evalyn Lipton Fishbein, Claire A. Fusco and Karen A. Warren (each with power to act without the others and with power of substitution) proxies to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on April 19, 2000 and at any adjournments thereof, with the power the undersigned would possess if personally present, and to vote, as designated, all shares of Common Stock of the Corporation which the undersigned may be entitled to vote at said Meeting, hereby revoking any proxy heretofore given.

To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

================================================================
PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
================================================================
Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
================================================================


HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

------------------------           --------------------------
------------------------           --------------------------
------------------------           --------------------------
------------------------           --------------------------

[x] PLEASE MARK VOTES            THE BOARD OF DIRECTORS
    AS IN THIS EXAMPLE           RECOMMENDS THAT YOU GRANT
                                 AUTHORITY FOR THE ELECTION OF
-------------------------------  DIRECTORS AND THAT YOU VOTE FOR
    STATE STREET CORPORATION     ITEM 2 AND AGAINST ITEM 3.  THE
-------------------------------  SHARES REPRESENTED BY THIS PROXY
                                 WILL BE VOTED IN ACCORDANCE WITH
The matters to come before the   THE SPECIFICATIONS MADE.  IF NO
meeting are fully described in   SPECIFICATION IS MADE, THE PROXY
the Notice of and Proxy State-   WILL BE VOTED IN ACCORDANCE WITH
ment for the meeting, receipt    THE BOARD OF DIRECTORS'
of which is hereby acknowledged. RECOMMENDATIONS.

                                 1. Election of Six Directors:
                                    FOR ALL              FOR ALL
                                    NOMINEES  WITHHOLD   EXCEPT
                                      [ ]        [ ]       [ ]
Mark box at right if an            (01)I. Booth  (02)J. Cash
address change or comment   [ ]    (03)T. Casner (04)A. Goldstein
has been noted on the              (05)D. Picard (06)R. Sergel
reverse side of this card.
                                 INSTRUCTION: If you do not wish
                                 your shares voted "FOR" one or
                                 more nominee(s), mark the "FOR
                                 ALL EXCEPT" box and strike a
                                 line through the name(s) of the
                                 nominee(s).  Your shares will be
                                 voted for the remaining
CONTROL NUMBER:                  nominee(s).
RECORD DATE SHARES:
                                 2. To vote on an amendment to
                                 the 1997 Equity Incentive Plan
                                 to increase the number of shares
                                 available for issuance under the
                                 plan.
                                     FOR     AGAINST    ABSTAIN
                                     [ ]       [ ]        [ ]

                                 3. To vote on a stockholder
                                 proposal relative to the
Please be sure to sign and       application of the Model
date this Proxy.                 Business Corporation Act to the
                ---------------  Corporation.
                Date                 FOR     AGAINST    ABSTAIN
                                     [ ]       [ ]        [ ]
-------------------------------
Stockholder      Co-owner        4. In their discretion, the
signs here       signs here      Proxies are authorized to vote
                                 upon such other business as may
                                 properly come before the meeting
                                 or any adjournments thereof.

DETACH CARD                                          DETACH CARD
----------------------------------------------------------------

                    STATE STREET CORPORATION


DEAR STOCKHOLDER:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of State Street Corporation. The meeting will be held in the Enterprise Room at 225 Franklin Street, Boston, Massachusetts on Wednesday, April 19, 2000, at 10:00 a.m.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement. Then complete, sign, date and mail promptly the accompanying proxy in the enclosed return envelope. To be sure that your vote will be received in time, please return the proxy at your earliest convenience.

We look forward to seeing you at the Annual Meeting so that we can update you on our progress. Your continuing interest is very much appreciated.

Sincerely,

Marshall N. Carter
Chairman and Chief Executive Officer